UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2011

BOLD ENERGY INC.

(Exact name of registrant as specified in charter)

Nevada	333-153385	26-2940624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 North Curry Street, Carson City, NV	89703
(Address of principal executive offices)	(Zip Code)

(775) 333-1198

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01

Other Events.

On March 31, 2011, Global Club Inc. (the “Company”) received approval from FINRA for the following two corporate changes:

(1)

changing the Company’s name to Bold Energy Inc.; and

(2)

effecting a 1 for 25 reverse-split of the Company’s issued and outstanding common shares.

The name change and reverse split were approved by a majority of the Company’s shareholders, by written consent, on March 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOLD ENERGY INC.

Date: May 9, 2011	By:	/s/ Eden Clark
Eden Clark, President